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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 18, 2002
                                                           -------------



                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


            001-05767                                       54-0493875
            ---------                                       ----------
           (Commission                                   (I.R.S. Employer
            File No.)                                   Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (804) 527-4000
                                 --------------


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ITEM 5.               OTHER EVENTS

     On June 18, 2002, Circuit City Stores, Inc., a Virginia corporation (the "Company"), issued a press release reporting first quarter results for the Company, the Circuit City Group and the CarMax Group. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     (c)    Exhibits.

            The following exhibit is filed as a part of this report:

            99.1            Press Release dated June 18, 2002



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                                    Signature
                                    ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CIRCUIT CITY STORES, INC.



                            By: /s/ Philip J. Dunn
                                ---------------------------------------------
                                 Philip J. Dunn
                                 Senior Vice President, Treasurer, Controller
                                 and Chief Accounting Officer

Date:  June 19, 2002


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                                  EXHIBIT LIST
                                  ------------


Exhibit                           Description
-------                           -----------

99.1         Press Release dated June 18, 2002